Supplement dated January 13, 2009 to the prospectuses dated March 3, 2008 of

       Seligman Global Fund Series, Inc. (the "Series"), on behalf of its Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman
                           International Growth Fund

           (each a "Seligman Fund" and together, the "Seligman Funds")

On January 8, 2009, the Series' Board of Directors, on behalf of each of the Seligman Funds, approved in principle the merger of each Seligman Fund into its respective Buying Fund as shown below:



Seligman Fund:           Proposed to be merged into the Buying Fund named below
                         (together, the "Buying Funds"):
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Seligman Emerging        Threadneedle Emerging Markets Fund, a fund that seeks
Markets Fund             to provide shareholders with long-term capital growth.
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Seligman Global          Threadneedle Global Equity Fund, a fund that seeks to
Growth Fund              provide shareholders with long-term capital growth.
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Seligman International   RiverSource Partners International Select Growth Fund,
Growth Fund              a fund that seeks to provide shareholders with
                         long-term capital growth.
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Under normal market conditions, both Seligman Emerging Markets Fund and
Threadneedle Emerging Markets Fund invest at least 80% of their net assets in securities of companies in emerging markets.

Both Seligman Global Growth Fund and Threadneedle Global Equity Fund invest in equity securities of U.S. and non U.S. companies. Under normal market conditions, at least 80% of Threadneedle Global Equity Fund's net assets will be so invested. Seligman Global Growth Fund invests in growth companies that have the potential to benefit from global economic or social trends and generally invests at least 40% of its net assets in non-U.S. companies (as described in the Series' prospectus). Both Seligman Global Growth Fund and Threadneedle Global Equity Fund may invest in securities of companies located in emerging markets. However, Seligman Global Growth Fund limits such investments to no more than 15%.

Both Seligman International Growth Fund and RiverSource Partners International Select Growth Fund invest primarily in equity securities of non-U.S. companies, including companies in both developed and emerging countries, that are believed to offer growth potential. RiverSource Investments, LLC is the investment manager for both Seligman International Growth Fund and RiverSource Partners International Select Growth Fund. However, the day-to-day management of RiverSouce Partners International Select Growth Fund is conducted by two subadvisers, Columbia Wanger Asset Management, L.P. and Principal Global Investors, LLC. RiverSource Investments, LLC is responsible for oversight of the subadvisers.

More complete information about the the Buying Funds and the proposed mergers will be included in proxy materials.

Completion of each merger is subject to approval by shareholders of the applicable Seligman Fund. It is currently anticipated that proxy materials regarding each merger will be distributed to shareholders of the Seligman Funds during the first or second quarter of 2009, and that a meeting of shareholders to consider each merger will be scheduled for the second quarter of 2009.

For more information about the Buying Funds, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.